Exhibit 10.26

Dated the 17th day of June 2026

Wealthy Tracks Holdings Limited
("Vendor A")

And

Choy Yuk Fu
("Vendor B"),

And

Barrowdale Limited
("Vendor C", together with Vendor A and Vendor B, the **"Vendors"**)

And

Smart Kreate Group Limited
(the **"Purchaser"**)

And

Times Express Limited (豐
("TEX")

And

H2N Limited
(**"H2N"**, together with **TEX**, the **"Target Companies"**)

THIRD ADDENDUM AGREEMENT FOR SALE AND PURCHASE
OF
SALE SHARES
IN RELATION TO
TIMES EXPRESS LIMITED
豐
AND
H2N LIMITED

WHEREAS:

(A) The Parties entered into a sale and purchase agreement dated August 25, 2025 (the "Original SPA") in respect of the sale and purchase of the entire issued share capital of Times Express Limited ("TEX") and H2N Limited ("H2N" and, together with TEX, the "Target Companies").

(B) The Parties subsequently entered into a Second Addendum to the Original SPA dated April 8, 2026 (the "Second Addendum"), pursuant to which the Parties agreed that the call option set out in Clause 10.8 of the Original SPA may only be exercised upon the Vendors and the Purchaser having separately entered into and duly executed a written exercise confirmation agreement or confirmation letter.

(C) The Parties wish to further clarify their original intention regarding the operation of Clause 10.8 of the Original SPA, as amended by the Second Addendum, on the terms set out in this Third Addendum.

(D) The Parties confirm that this Third Addendum is supplemental to, and does not amend, supersede or affect, the Second Addendum, which shall continue in full force and effect in accordance with its terms.

NOW IT IS AGREED as follows:

1. INTERPRETATION

1.1 Words and expressions defined in the Original SPA (as amended by the Second Addendum) shall have the same meanings when used in this Third Addendum, unless the context otherwise requires.

1.2 References in this Third Addendum to the "SPA" shall mean the Original SPA as amended by the Second Addendum and this Third Addendum.

2. CLARIFICATION OF CLAUSE 10.8

2.1 The Parties hereby confirm and clarify their original intention that the call option granted to the Vendors under Clause 10.8 of the SPA (the "Call Option") may only be exercised by the Vendors prior to the completion of the IPO.

2.2 For the avoidance of doubt and notwithstanding any other provision of the SPA:

(a) the Call Option shall cease to be exercisable, and the Vendors shall have no right to exercise the Call Option, upon and following the completion of the IPO; and

(b) any decline in the Purchaser's valuation below US$60,000,000 that occurs on or after the completion of the IPO shall not constitute, or be capable of constituting, a trigger for the exercise of the Call Option, irrespective of any other circumstances and irrespective of when such decline occurs.

2.3 Continuing Effect of the Second Addendum. The Parties expressly confirm and agree that:

(a) the Second Addendum remains in full force and effect, and nothing in this Third Addendum shall be construed as amending, modifying, varying, superseding or derogating from any provision of the Second Addendum; and

(b) the mutual-execution exercise confirmation requirement under the Second Addendum continues to apply to any exercise of the Call Option. In the absence of a written exercise confirmation agreement or confirmation

letter duly executed by both the Vendors and the Purchaser, the Call Option shall not be exercisable and any purported exercise of the Call Option shall be null and void and of no effect.

2.4 For the purposes of this Third Addendum, "completion of the IPO" means the date on which the Purchaser's shares (whether directly or through a holding company by way of a business combination, share exchange or other reorganization) are first admitted to trading on a recognized stock exchange, including the Nasdaq Stock Market.

3. NO OTHER AMENDMENTS

3.1 Save as expressly clarified and amended by this Third Addendum, the SPA (including, for the avoidance of doubt, the Second Addendum) shall remain in full force and effect, and the Parties hereby confirm their respective obligations thereunder.

4. MISCELLANEOUS

4.1 This Third Addendum shall be governed by and construed in accordance with the laws of Hong Kong to confirm against governing law clause of Original SPA.

4.2 The provisions of Clause 10.8 of the Original SPA shall apply to this Third Addendum mutatis mutandis.

4.3 This Third Addendum may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF the Parties have executed this Third Addendum as of the date first written above.

5. Signature page
IN WITNESS WHEREOF, the parties have executed this Addendum on the date first written above.

Vendor A
SIGNED on behalf of Wealthy Tracks Holdings Limited by
CHO Kin Lun, director
) /s/ CHO Kin Lun

Vendor B
SIGNED by CHOY YUK FU
(holder of Hong Kong Identity Card No. K224945(6))
) /s/ CHOY YUK FU

Vendor C
SIGNED on behalf of Barrowdale Limited by
CHO Kin Lun, director
) /s/ CHO Kin Lun

Purchaser

SIGNED on behalf of **Smart Kreate Group Limited** by
CHIU KA KI, director)
)
)
)

Target Company A

SIGNED on behalf of **Times Express Limited (豐)** by
Choy Yuk Fu, director)
) /s/ Choy Yuk Fu
)
)

Target Company B

SIGNED on behalf of **H2N Limited** by
Choy Yuk Fu, director)
) /s/ Choy Yuk Fu
)
)

Purchaser
SIGNED on behalf of Smart Kreate Group Limited by
CHIU KA KI, director

)
)
) /s/ CHIU KA KI
)

Target Company A
SIGNED on behalf of **Times Express Limited (時豐快遞有限公司)** by
Choy Yuk Fu, director

)
)
)
)

Target Company B
SIGNED on behalf of **H2N Limited** by
Choy Yuk Fu, director

)
)
)
)